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                           EXHIBIT 99.1 TO FORM 8-K

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                                VOTING AGREEMENT

     THIS VOTING AGREEMENT (the "Agreement"), is entered into as of December __, 1999, by and among Puma Technology, Inc., a Delaware corporation, and the shareholder of NetMind Technologies, Inc., a California corporation (the "Company"), whose name is set forth on the signature page hereto
("Shareholder").

                                    RECITALS

     A. As of the date hereof, Shareholder beneficially (as such term is used in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) and of record owns the number of issued and outstanding shares of Series A Preferred Stock (the "Series A Preferred"), no par value, of the Company, Series B Preferred Stock (the "Series B Preferred"), no par value, of the Company (the Series A Preferred and Series B Preferred will be collectively referred to as the "Company Preferred Stock") and common stock, no par value, of the Company (the "Company Common Stock" and collectively with the Company Preferred Stock and all other Company Common Stock or Company Preferred Stock hereafter acquired by Shareholder prior to the termination of this Agreement, the "Company Shares") set forth below Shareholder's name on the signature page hereto;

     B. Parent, Rocket Kitty Acquisition Corp. a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), and the Company propose to enter into, simultaneously herewith, an Agreement and Plan of Merger and Reorganization (the "Reorganization Agreement"), which provides, upon the terms and subject to the conditions thereof, for the acquisition by Parent of the Company through the merger of Merger Sub with and into the Company (the "Merger"); and

     C. As a condition to the willingness of Parent to enter into the Reorganization Agreement, Parent has requested that Shareholder agree, and, in order to induce Parent to enter into the Reorganization Agreement, Shareholder has agreed, subject to the terms and conditions of this Agreement, to vote Shareholder's Company Shares in favor of the Merger Agreement, the Merger and related transactions.

                                    AGREEMENT

     The parties, intending to be legally bound, agree as follows:

     1. DEFINED TERMS. Capitalized terms used in this Agreement and not otherwise defined shall have the meanings given to them in the Reorganization Agreement.

     2.   REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER.

     Shareholder hereby represents and warrants to Parent as follows:

          (a) AUTHORITY RELATIVE TO THIS AGREEMENT; BINDING AGREEMENT. This Agreement and the Proxy (as defined below) have been duly executed and delivered by Shareholder and constitute legal, valid and binding obligations of Shareholder, enforceable against Shareholder in accordance with their respective terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting

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creditors' rights and general principles of equity. Shareholder has full legal capacity to execute and deliver this Agreement and the Proxy, to perform Shareholder's obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.

          (b) CONSENTS; NO CONFLICT. The execution and delivery of this Agreement and the Proxy by Shareholder does not, and the performance by Shareholder of Shareholder's obligations pursuant to this Agreement and the Proxy and the consummation by Shareholder of the transactions contemplated hereby and thereby will not, (i) require any consent, approval, authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority or administrative agency,
(ii) conflict with or violate any provision of any law or regulation, or any writ, order or decree of any court, governmental or regulatory authority or agency, or any term or provision of the Articles of Incorporation or Bylaws of the Company or similar organizational documents of Shareholder if Shareholder is an entity, or (iii) result in any breach of, or constitute a default or require any consent or notice under, or result in the creation of a lien, charge or other encumbrance upon any property or assets of the Company or Shareholder pursuant to any instrument or agreement to which the Company or Shareholder is a party or by which either of them or any of their respective properties may be bound or affected.

          (c) TITLE TO COMPANY SHARES. Shareholder is the record and beneficial owner of that number of shares of Series A Preferred, Series B Preferred and Company Common Stock as is set forth below Shareholder's name on the signature page hereto, free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on voting rights, charges and other encumbrances of any nature whatsoever (other than pursuant to this Agreement or Co-Sale Agreements or Restricted Stock Purchase Agreements with the Company).

     3.   TRANSFER AND VOTING OF COMPANY SHARES

          (a) TRANSFER OF COMPANY SHARES. Unless and until the Merger occurs or the Reorganization Agreement shall have been terminated in accordance with its terms (an "Event of Termination"), Shareholder shall not sell, pledge, transfer or otherwise dispose of any of Shareholder's Company Shares, or take any other action which would adversely affect the voting of the Shareholder's Company Shares in the manner provided in Section 3(b) below, unless in each such case the transferee and any other party having control over the voting of the Shareholder's Company Shares agrees to be bound hereby in the same manner that Shareholder is bound, and delivers a proxy in the form attached hereto as Exhibit A.

          (b) VOTING OF COMPANY SHARES; FURTHER ASSURANCES. Unless and until the occurrence of an Event of Termination, Shareholder agrees to vote or cause to be voted all Company Shares (at every annual or special meeting and every adjournment thereof and pursuant to every written consent) owned by Shareholder in favor of approval and adoption of the Merger, the Reorganization Agreement (as it may be amended by the parties thereto), the transactions contemplated thereby and any other matter that could reasonably be expected to facilitate the Merger and the transactions contemplated by the Reorganization Agreement (as it may be amended by the parties thereto). Concurrently with the execution of this Agreement, Shareholder is executing and delivering to Parent a proxy in the form attached hereto as Exhibit A (the "Proxy").

          (c) ADDITIONAL SHARES. All references in this Agreement to Company Shares shall be deemed to include any shares of capital stock of the Company as to which Shareholder subsequently acquires beneficial ownership.


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     3.   GENERAL PROVISIONS

          (a) WAIVER AND AMENDMENT. This Agreement may only be amended by an instrument in writing executed by the parties hereto. No failure by any party hereto to take any action against any breach of this Agreement or default by another party shall constitute a waiver of the former party's right to enforce any provision of this Agreement or to take action against such breach or default or any subsequent breach or default by such other party.

          (b) FEES AND EXPENSES. All expenses incurred in connection with this Agreement shall be paid by the party incurring such expenses.

          (c) NOTICES. Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by facsimile) to the addresses or facsimile number set forth below their names on the signature pages of this Agreement (or at such other addresses or facsimile number as shall be specified by the parties by like notice).

          (d) SEVERABILITY. In the event that any one or more of the provisions contained in this Agreement shall be declared invalid, void or unenforceable, the remainder of the provisions of this Agreement shall remain in full force and effect, and such invalid, void or unenforceable provision shall be interpreted as closely as possible to the manner in which it was written.

          (e) ASSIGNMENT; BINDING EFFECT; BENEFIT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties hereto. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

          (f) SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

          (g) GOVERNING LAW. This Agreement has been entered into and shall be construed and enforced in accordance with the laws of the State of California without reference to the choice of law principles thereof.

          (h) HEADINGS. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

          (i) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one


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and the same instrument. Any telecopied counterpart of a manually executed original shall be deemed a manually executed original.

          (j) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings among the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon any party hereto unless made in writing and signed by all parties hereto.

          (k) LITIGATION; PREVAILING PARTY. In the event of any litigation with regard to this Agreement, the prevailing party shall be entitled to receive from the non-prevailing party and the non-prevailing party shall pay upon demand all reasonable fees and expenses of counsel for the prevailing party.

          (l) NO THIRD PARTY BENEFICIARY. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

                                     PUMA TECHNOLOGY, INC.

                                     _____________________________________
                                     By:__________________________________
                                     Title:_______________________________


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                     SIGNATURE PAGE TO THE VOTING AGREEMENT
                                 AMONG PUMA AND
                         CERTAIN SHAREHOLDERS OF NETMIND
                            DATED DECEMBER __, 1999.

                                   SHAREHOLDER:


                                   ___________________________________

                                   Name:______________________________
                                   By:________________________________
                                   Title: ______________________________

                                   Address:__________________________________
                                           __________________________________

                                   Facsimile Number: ________________________

                                   Number and type of shares owned:

                                   ______________________________________
                                   ______________________________________

                                   Number and type of shares subject to stock
                                   options:
                                   ______________________________________

                                   Number and type of shares issuable upon
                                   exercise of warrants:______________________


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                                                                    EXHIBIT A TO
                                                                VOTING AGREEMENT

                                IRREVOCABLE PROXY

     The undersigned shareholder of NetMind Technologies, Inc., a California corporation (the "Company"), hereby irrevocably (to the maximum extent permitted under the California General Corporation Law) appoints Puma Technology, Inc., a Delaware corporation ("Parent"), and any officer of Parent, and each of them, the attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights to vote or consent on the matters set forth below with respect to all issued and outstanding shares of capital stock of the Company owned of record or beneficially by undersigned (the "Shares"), and any and all other shares or securities issued in respect thereof on or after the date hereof, until the earlier of such time as (i) as the Agreement and Plan of Merger and Reorganization dated the date hereof among Parent, Rocket Kitty Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent, and the Company (the "Reorganization Agreement") shall be terminated in accordance with its terms or (ii) the Merger is consummated. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given with respect to the matters set forth below. This proxy is irrevocable to the maximum extent permitted under the California General Corporation Law and is granted in consideration of Parent entering into the Reorganization Agreement and the consideration to be received by the undersigned upon consummation of the Merger. The attorneys and proxies named above will be empowered at any time prior to such termination of the Reorganization Agreement to exercise all rights to vote or consent with respect to the matters set forth below as such designees, or any of them in their or its sole discretion, deem proper in respect of any annual, special or adjourned meeting of the Company's shareholders, or any written consent in lieu of such a meeting, or otherwise. All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Reorganization Agreement.

     The attorneys and proxies named above may only exercise this proxy to vote, or execute and deliver a written consent with respect to, the Shares subject hereto in favor of approval and adoption of the Merger, the Reorganization Agreement (as it may be amended by the parties thereto), the transactions contemplated thereby and any other matter that could reasonably be expected to facilitate the Merger and the transactions contemplated by the Reorganization Agreement (as it may be amended by the parties thereto). The undersigned retains the right to vote and execute consents with respect to all matters other than those set forth above. Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

Dated: December __, 1999

                                -----------------------------------------------
                                Name of Shareholder:  _________________________


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